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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934
                              --------------------

      Date of Report (Date of earliest event reported): September 23, 2002


                        THE DOE RUN RESOURCES CORPORATION

             (Exact name of registrant as specified in its charter)

           NEW YORK                     333-52285           13-1255630
    ---------------------------    --------------------   ---------------
   (State or other jurisdiction    (Commission File       (IRS Employer
   of incorporation)                Number)               Identification Number)

        1801 PARK 270 DRIVE, ST. LOUIS, MISSOURI                   63146
        ----------------------------------------                   -----
       (Address of principal executive offices)                  (Zip Code)

                                 (314) 453-7100
         ---------------------------------------------------------------
               Registrant's telephone number, including area code


         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.


     On September 23, 2002, the Doe Run Resources Corporation ("Doe Run") distributed a press release, in the form attached as Exhibit 99.1 hereto, announcing the commencement of its Revised Exchange Offer as described in its Amended and Restated Exchange Offer, Consent Solicitation and Solicitation of Acceptances dated September 20, 2002 (the "Offering Memorandum"). A copy of the Offering Memorandum is attached hereto as Exhibit 99.2. There can be no assurance that Doe Run will be able to consummate the Revised Exchange Offer or any of the other transactions described in the Offering Memorandum.

     Doe Run intends to file its quarterly report on Form 10-Q for the fiscal quarter ending July 31, 2002 during the week of September 23, 2002.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

Item 601(a) of
Regulation S-K

EXHIBIT NO.         DESCRIPTION

99.1                Press Release dated September 23, 2002.

99.2                Amended and Restated Exchange Offer, Consent
                    Solicitation and Solicitation of
                    Acceptances dated September 20, 2002.


******************************************************************************
******************************************************************************

     Forward-looking statements in this Form 8-K (and the exhibits attached hereto) are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words "expect," "anticipate," "intend," "believe," "foresee" and similar expressions are intended to identify such forward-looking statements; however, this Form 8-K (and the exhibits attached hereto) also contains other forward-looking statements. Doe Run cautions that there are various important factors that could cause actual events to differ materially from those indicated in the forward-looking statements; accordingly, there can be no assurance that such indicated events will occur. Among such factors are: the involvement of Doe Run's secured and unsecured creditors in any restructuring negotiations; competitive pressure in Doe Run's market; business conditions in the mining and lead industry generally; general economic conditions and the risk factors detailed in the Amended and Restated Exchange Offer, Consent Solicitation and Solicitation of Acceptances dated September 20, 2002 and otherwise from time to time in Doe Run's periodic reports filed with the Securities and Exchange Commission. By making these forward-looking statements, Doe Run does not undertake to update them in any manner except as may be required by the Securities and Exchange Commission under federal laws.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 THE DOE RUN RESOURCES CORPORATION

                                 By:    /s/ MARVIN KAISER
                                      ---------------------------------
                                 Name:  Marvin Kaiser
                                 Title: Executive Vice President and Chief
                                        Financial and Administrative Officer


Date:  September 23, 2002


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                                INDEX TO EXHIBITS

                                                               PAPER (P) OR
EXHIBIT NO.           DESCRIPTION                              ELECTRONIC (E)
-----------           -----------                              --------------

99.1                  Press Release dated                     (E)
                      September 23, 2002

99.2                  Amended and Restated                    (E)
                      Exchange Offer, Consent
                      Solicitation and Solicitation
                      Of  Acceptances dated
                      September 20, 2002